Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended February 2, 2008		Fourteen weeks ended February 3, 2007			Fifty-two weeks ended February 2, 2008		Fifty-three weeks ended February 3, 2007
		%		%			%		%
	Amount	Sales	Amount	Sales		Amount	Sales	Amount	Sales

Merchandise Sales	$426,417	82.4	$477,314	82.4		$1,749,578	81.8	$1,853,077	82.6

Service Revenue	91,222	17.6	101,637	17.6		388,497	18.2	390,778	17.4

Total Revenues	517,639	100.0	578,951	100.0		2,138,075	100.0	2,243,855	100.0

Costs of Merchandise Sales	334,594	78.5	336,579	70.5		1,305,952	74.6	1,319,801	71.2
Costs of Service Revenue	84,039	92.1	93,528	92.0		345,886	89.0	357,774	91.6

Total Costs of Revenues	418,633	80.9	430,107	74.3		1,651,838	77.3	1,677,575	74.8

Gross Profit from Merchandise Sales	91,823	21.5	140,735	29.5		443,626	25.4	533,276	28.8

Gross Profit from Service Revenue	7,183	7.9	8,109	8.0		42,611	11.0	33,004	8.4

Total Gross Profit	99,006	19.1	148,844	25.7		486,237	22.7	566,280	25.2

Selling, General and Administrative Expenses	125,872	24.3	139,752	24.1		518,373	24.2	546,399	24.4

Net Gain from Dispositions of Assets	13,322	2.6	9,060	1.6		15,151	0.7	8,968	0.4

Operating (Loss) Profit	(13,544)	(2.6)	18,152	3.1		(16,985)	(0.8)	28,849	1.3

Non-operating Income	543	0.1	1,729	0.3		5,246	0.2	7,023	0.3

Interest Expense	14,805	2.9	11,456	2.0		51,293	2.4	49,342	2.2

(Loss) Earnings From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	(27,806)	(5.4)	8,425	1.5		(63,032)	(2.9)	(13,470)	(0.6)

Income Tax (Benefit) Expense	(9,301)	33.4 (1)	489	5.8	(1)	(25,594)	40.6 (1)	(6,399)	47.5 (1)

Net (Loss) Earning From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	(18,505)	(3.6)	7,936	1.4		(37,438)	(1.8)	(7,071)	(0.3)

Discontinued Operations, Net of Tax	(1,898)	(0.4)	(226)	—		(3,601)	(0.2)	4,333	0.2

Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	6	—		—	—	189	—

Net (Loss) Earnings	(20,403)	(3.9)	7,716	1.3		(41,039)	(1.9)	(2,549)	(0.1)
Retained Earnings, beginning of period	431,088		460,013			463,797		481,926
Cash Dividends	(3,547)		(3,550)			(14,177)		(14,757)
Cumulative effect adjustment for adoption of FIN 48	—		—			(155)		—
Cumulative effect adjustment for change in measurement date	(189)		—			(189)		—
Effect of Stock Options	(71)		(372)			(1,332)		(657)
Dividend Reinvestment Plan	(59)		(10)			(86)		(166)

Retained Earnings, end of period	$406,819		$463,797			$406,819		$463,797

Basic and Diluted (Loss) Earnings per Share:
Basic Weighted Average Shares Outstanding	51,903		54,274			52,130		54,318
Diluted Weighted Average Shares Outstanding	51,903		54,595			52,130		54,318
Net (Loss) Earning From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.36)		$0.15			$(0.72)		$(0.13)
Discontinued Operations, Net of Tax	(0.03)		—			(0.07)		0.08
Cumulative Effect of Change in Accounting Principle, Net of Tax	—		—			—		—
Basic (Loss) Earnings per Share	$(0.39)		$0.15			$(0.79)		$(0.05)

Cash Dividends per Share	$0.0675		$0.0675			$0.2700		$0.2700

(1)  As a percentage of (loss) earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands, except per share amounts)

	February 2, 2008	February 3, 2007
Assets
Current Assets:
Cash and cash equivalents	$20,926	$21,884
Accounts receivable, net	29,450	29,582
Merchandise inventories	561,152	607,042
Prepaid expenses	43,842	39,264
Other	77,469	70,368
Assets held for disposal	16,918	—
Total Current Assets	749,757	768,140
Property and Equipment - at cost:
Land	213,962	251,705
Buildings and improvements	858,699	929,225
Furniture, fixtures and equipment	699,303	684,042
Construction in progress	3,992	3,464
	1,775,956	1,868,436
Less accumulated depreciation and amortization	995,177	962,189
Property and Equipment - net	780,779	906,247
Deferred income taxes	20,775	24,828
Other	32,609	67,984
Total Assets	$1,583,920	$1,767,199

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$245,423	$265,489
Trade payable program liability	14,254	13,990
Accrued expenses	292,623	292,280
Deferred income taxes	—	28,931
Current maturities of long-term debt and obligations under capital leases	2,114	3,490
Total Current Liabilities	554,414	604,180

Long-term debt and obligations under capital leases, less current maturities	400,016	535,031
Other long-term liabilities	72,183	60,233
Deferred gain from asset sales	86,595	—

Commitments and Contingencies

Stockholders’ Equity:
Common Stock, par value $1 per share: Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	296,074	289,384
Retained earnings	406,819	463,797
Accumulated other comprehensive loss	(14,183)	(9,380)

Less cost of shares in treasury - 14,609,094 shares and 12,427,687 shares	227,291	185,339
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264
Total Stockholders’ Equity	470,712	567,755
Total Liabilities and Stockholders’ Equity	$1,583,920	$1,767,199

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

	Fifty-two Weeks Ended February 2, 2008	Fifty-three weeks ended February 3, 2007

Cash Flows from Operating Activities:
Net loss	$(41,039)	$(2,549)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net loss (earnings) from discontinued operations	3,601	(4,333)
Depreciation and amortization	81,036	87,525
Cumulative effect of change in accounting principle, net of tax	—	(189)
Amortization of deferred gain from asset sales	(1,030)	—
Accretion of asset disposal obligation	276	266
Loss on defeasance of convertible debt	—	755
Stock compensation expense	9,756	3,051
Inventory impairment	32,803	—
Cancellation of vested stock options	—	(1,056)
Deferred income taxes	(28,187)	(8,316)
Gain from dispositions of assets and insurance recoveries	(15,151)	(8,968)
Loss from asset impairment	7,199	840
Change in fair value of derivatives	9,268	(5,568)
Excess tax benefits from stock based awards	(1,104)	(95)
Increase in cash surrender value of life insurance policies	(4,928)	(2,143)
Changes in Operating Assets and Liabilities:
(Increase) decrease in accounts receivable, prepaid expenses and other	(1,579)	24,045
Decrease in merchandise inventories	13,087	9,250
(Decrease) increase in accounts payable	(20,066)	3,549
Increase (decrease) in accrued expenses	10,083	(4,165)
(Decrease) increase in other long-term liabilities	(3,224)	2,093
Net cash provided by continuing operations	50,801	93,992
Net cash provided by (used in) discontinued operations	1,983	(1,562)
Net Cash Provided by Operating Activities	52,784	92,430

Cash Flows from Investing Activities:
Cash paid for property and equipment	(43,116)	(49,391)
Proceeds from dispositions of assets	162,712	10,561
Life insurance proceeds received (paid)	30,045	(24,669)
Net cash provided by (used in) continuing operations	149,641	(63,499)
Net cash (used in) provided by discontinued operations	(379)	6,160
Net Cash Provided by (Used in) Investing Activities	149,262	(57,339)

Cash Flows from Financing Activities:
Borrowings under line of credit agreement	570,094	586,993
Payments under line of credit agreement	(545,617)	(635,562)
Excess tax benefits from stock based awards	1,104	95
Borrowings on trade payable program liability	151,069	76,713
Payments on trade payable program liability	(150,805)	(73,879)
Payments for finance issuance costs	(85)	(2,217)
Proceeds from lease financing	4,827	—
Proceeds from term loan	—	121,000
Reduction of long-term debt	(165,409)	(2,263)
Defeasance of convertible debt	—	(119,000)
Payments on capital lease obligations	(286)	(227)
Dividends paid	(14,177)	(14,757)
Repurchase of common stock	(58,152)	—
Proceeds from exercise of stock options	3,652	722
Proceeds from dividend reinvestment plan	781	894
Net Cash Used in Financing Activities	(203,004)	(61,488)
Net Decrease in Cash and Cash Equivalents	(958)	(26,397)
Cash and Cash Equivalents at Beginning of Period	21,884	48,281
Cash and Cash Equivalents at End of Period	$20,926	$21,884

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest, net of amounts capitalized	$44,129	$46,245
Cash received from income tax refunds	$59	$1
Cash paid for income taxes	$3,147	$632
Non-cash investing activities:
Accrued purchases of property and equipment	$1,985	$3,691
Non-cash financing activities:
Equipment capital leases	$—	$84
Repurchase of common stock not settled	$—	$7,311

ADDITIONAL INFORMATION

(dollar amounts in thousands)

	Thirteen weeks ended February 2, 2008	Fourteen weeks ended February 3, 2007	Fifty-two weeks ended February 2, 2008	Fifty-three weeks ended February 3, 2007

Capital expenditures	$12,423	$28,054	$42,496	$53,903

Depreciation and amortization	$19,312	$25,679	$81,036	$87,525

Non-operating income:
Net rental revenue	$439	$518	$2,288	$2,268
Investment income	112	1,280	3,011	5,030
Other (expense) income	(8)	(69)	(53)	(275)

Total	$543	$1,729	$5,246	$7,023

Comparable sales percentages (A)(B):
Merchandise	-4.4%	-1.5%	-4.2%	-0.5%
Service	-1.0%	2.0%	1.8%	1.3%
Total	-3.8%	-0.9%	-3.1%	-0.2%

Total square feet of retail space (including service centers)			11,514,000	12,167,089

Total Store Count			562	593

Sales and Gross Profit by Line of Business (A)(C):

Retail Sales	$302,132	$343,249	$1,226,175	$1,336,330
Service Center Revenue	215,507	235,702	911,900	907,525
Total Revenues	$517,639	$578,951	$2,138,075	$2,243,855

Gross Profit from Retail Sales	$52,506	$97,865	$277,206	$377,897
Gross Profit from Service Center Revenue	46,500	50,979	209,031	188,383
Total Gross Profit	$99,006	$148,844	$486,237	$566,280

Comparable Sales Percentages (A)(B):

Retail Sales	-7.0%	-2.2%	-7.2%	-1.9%
Service Center Revenue	0.9%	1.0%	2.8%	2.4%
Total Revenues	-3.8%	-0.9%	-3.1%	-0.2%

Gross Profit Percentage by Line of Business (A)(C):

Gross Profit Percentage from Retail Sales	17.4%	28.5%	22.6%	28.3%
Gross Profit Percentage from Service Center Revenue	21.6%	21.6%	22.9%	20.8%
Total Gross Profit Percentage	19.1%	25.7%	22.7%	25.2%

(A) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.

(B)  Revenue earned during the week ended February 3, 2007 is considered “non-comparable” and, accordingly, excluded from the calculation of comparable sales percentages.

(C) Sales and Gross Profit represent thirteen and fifty-two weeks ended February 2, 2008, and fourteen and fifty-three weeks ended February 3, 2007.

Adjustments

During the thirteen weeks ended February 2, 2008, the Company’s operating performance was impacted by certain events.  The Company believes that the adjustment of certain of its financial statement line items to eliminate the impact of such events provides a useful indicator of the Company’s operating performance.  Such adjusted line items are not a measurement of operating performance under generally accepted accounting principles (GAAP) and cannot be compared to similarly captioned information reported by other companies.

The adjustments for the thirteen weeks ended February 2, 2008, exclude the (A) $8.5 million of margin reductions related to the exiting of non-core products, (B) $6.2 million cost to close 20 low-return stores, and (C) $6.0 million for the immediate recognition of bond discount and deferred swap cost caused by the prepayment of debt. There were no adjustments for the fourteen weeks ended February 3, 2007.

The table below illustrates the effect of the above adjustments on the thirteen week period ended February 2, 2008 (presented in GAAP and Line of Business format).

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended							Fourteen weeks ended
	February 2, 2008							February 3, 2007
	ACTUAL		ADJUSTMENTS			AS ADJUSTED		ACTUAL
		%		%			%		%
	Amount	Sales	Amount	Sales		Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$91,823	21.5	$11,291	2.6	(A)(B)	$103,114	24.2	$140,735	29.5
Gross Profit from Service Revenue	7,183	7.9	768	0.8	(B)	7,951	8.7	8,109	8.0
Total Gross Profit	99,006	19.1	12,059	2.3		111,065	21.5	148,844	25.7
Selling, General and
Administrative Expenses	125,872	24.3	(2,597)	(0.5	)(B)	123,275	23.8	139,752	24.1
Net Gain from Dispositions of Assets	13,322	2.6	—	—		13,322	2.6	9,060	1.6
Operating (Loss) Profit	(13,544)	(2.6)	14,656	2.8		1,112	0.2	18,152	3.1
Non-operating Income	543	0.1	—	—		543	0.1	1,729	0.3
Interest Expense	14,805	2.9	(6,035)	(1.2	)(C)	8,770	1.7	11,456	2.0
(Loss) Earnings From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	$(27,806)	(5.4)	$20,691	4.0		$(7,115)	(1.4)	$8,425	1.5

(Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle per share	$(0.36)		$0.27			$(0.09)		$0.15

Line of Business Format

	Thirteen weeks ended							Fourteen weeks ended
	February 2, 2008							February 3, 2007
	ACTUAL		ADJUSTMENTS			AS ADJUSTED		ACTUAL
		%		%			%		%
	Amount	Sales	Amount	Sales		Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$52,506	17.4	$11,291	3.7	(A)(B)	$63,797	21.1	$97,865	28.5
Gross Profit from Service Center Revenue	46,500	21.6	768	0.4	(B)	47,268	21.9	50,979	21.6
Total Gross Profit	99,006	19.1	12,059	2.3		111,065	21.5	148,844	25.7
Selling, General and						—
Administrative Expenses	125,872	24.3	(2,597)	(0.5	)(B)	123,275	23.8	139,752	24.1
Net Gain from Dispositions of Assets	13,322	2.6	—	—		13,322	2.6	9,060	1.6
Operating (Loss) Profit	(13,544)	(2.6)	14,656	2.8		1,112	0.2	18,152	3.1
Non-operating Income	543	0.1	—	—		543	0.1	1,729	0.3
Interest Expense	14,805	2.9	(6,035)	(1.2	)(C)	8,770	1.7	11,456	2.0
(Loss) Earnings From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	$(27,806)	(5.4)	$20,691	4.0		$(7,115)	(1.4)	$8,425	1.5

(Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle per share	$(0.36)		$0.27			$(0.09)		$0.15